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Exhibit 21

Subsidiaries of Hewlett-Packard Company

        The registrant's principal subsidiaries and affiliates as of October 31, 2003, are listed below.

ARGENTINA

-Hewlett-Packard Argentina S.R.L.

AUSTRALIA

-Hewlett-Packard Australia Pty. Ltd.

AUSTRIA

-Hewlett-Packard Ges.m.b.H.

BELGIUM

-Hewlett-Packard Belgium S.P.R.L./B.V.B.A.

-Hewlett-Packard Coordination Center S.C.R.L./C.V.B.A.

BRAZIL

-Hewlett-Packard Brasil Ltda.

-Hewlett-Packard Commercial S.A.

-Hewlett-Packard Computadores Ltd.

-HP Financial Services Arrendamento Mercantil S.A.

BULGARIA

-Hewlett-Packard Bulgaria EooD

CANADA

-Hewlett-Packard (Canada) Co.

CAYMAN ISLANDS

-Hewlett-Packard Caribe Ltd.

-Hewlett-Packard Equity Investments Limited

CHILE

-Hewlett-Packard Chile, Comercial Ltda.

CHINA

-China Hewlett-Packard Company Limited

-Shanghai Hewlett-Packard Co., Ltd.

COLOMBIA

-Hewlett-Packard Colombia Ltda.

COSTA RICA

-Hewlett-Packard Costa Rica Ltda.

CROATIA

-Hewlett-Packard d.o.o.

CZECH REPUBLIC

-Hewlett-Packard s.r.o.

DENMARK

-Hewlett-Packard ApS

ECUADOR

-Hewlett-Packard Ecuador CIA Ltda.

EGYPT

-Hewlett-Packard (Egypt) Ltd.

FINLAND

-Hewlett-Packard OY

FRANCE

-Hewlett-Packard Centre de Competence SaS

-Hewlett-Packard France SaS

GERMANY

-Hewlett-Packard EMEA GmbH

-Hewlett-Packard Erste B. GmbH

-Hewlett-Packard Europa Holding GmbH & Co. KG

-Hewlett-Packard GmbH

GREECE

-Hewlett-Packard Hellas EPE

HONG KONG

-Hewlett-Packard Asia Pacific Limited

-Hewlett-Packard Hong Kong Limited

-Compaq Computer Ltd.

HUNGARY

-Hewlett-Packard Magyarorszag Kft

INDIA

-Hewlett-Packard (India) Private Ltd.

INDONESIA

-PT Hewlett-Packard Berca Servisindo

-PT Compaq Computer Indonesia

IRELAND

-Hewlett-Packard (Manufacturing) Ltd.

-Hewlett-Packard International Bank Ltd.

-Hewlett-Packard Ireland Ltd.

ISLE OF MAN

-Compaq Computer Isle of Man Ltd.

ISRAEL

-Hewlett-Packard Indigo Ltd.

ITALY

-Hewlett-Packard Italiana S.r.l.

-Hewlett-Packard Servizi Finanziari S.r.l.

JAPAN

-Hewlett-Packard Japan, Ltd.

KOREA

-Hewlett-Packard Korea Ltd.

LATVIA

-Hewlett-Packard SIA, Latvia

LITHUANIA

-UAB Hewlett-Packard

MADEIRA

-Inter Initia—Comercio Internacional E Servicos Ltda.

MALAYSIA

-Hewlett-Packard Sales (Malaysia) Sdn. Bhd.

MEXICO

-Hewlett-Packard Mexico, S. de R.L. de C.V.

MOROCCO

-Hewlett-Packard SARL

NETHERLANDS

-Hewlett-Packard Europe B.V.

-Hewlett-Packard Indigo B.V.

-Hewlett-Packard Nederland B.V.

-Hewlett-Packard Products C.V.

-Compaq Trademark B.V.

NEW ZEALAND

-Hewlett-Packard New Zealand

NIGERIA

-Hewlett-Packard Nigeria Ltd.

NORWAY

-Hewlett-Packard Norge A/S

PERU

-Hewlett-Packard Peru, S.R.L.

PHILIPPINES

-Hewlett-Packard Philippines Corporation

POLAND

-Hewlett-Packard Polska Spool z o.o.

PORTUGAL

-Hewlett-Packard Portugal Ltda.

ROMANIA

-Hewlett-Packard (Romania) SRL

RUSSIA

-Hewlett-Packard AO

SINGAPORE

-Hewlett-Packard Far East Pte. Ltd.

-Hewlett-Packard International Pte. Ltd.

-Hewlett-Packard Singapore (Private) Limited

-Hewlett-Packard Singapore (Sales) Pte. Ltd.

-W.W. Real Estate & Development Pte. Ltd.

SLOVAKIA

-Hewlett-Packard (Slovakia) s.r.o.

SLOVENIA

-Hewlett-Packard d.o.o.

SOUTH AFRICA

-Hewlett-Packard 1997 South Africa (Proprietary) Ltd.

-Hewlett-Packard South Africa (Proprietary) Ltd.

SPAIN

-Hewlett-Packard Espanola, S.L.

-Twinsoft SA

SWEDEN

-Hewlett-Packard Services Sverige AB

-Hewlett-Packard Sverige AB

SWITZERLAND

-Hewlett-Packard (Schweiz) GmbH

-Hewlett-Packard International Sarl

TAIWAN

-Hewlett-Packard Taiwan Ltd.

THAILAND

-Hewlett-Packard (Thailand) Ltd.

TURKEY

-Hewlett-Packard Teknoloji Cozumleri Limited Sirketi

UNITED ARAB EMIRATES

-Hewlett-Packard Middle East FZ LLC

-Compaq Computer FZE

UNITED KINGDOM

-Hewlett-Packard Ltd.

-Hewlett-Packard Manufacturing Ltd.

UNITED STATES

-Hewlett-Packard Development Company L.P.

-Hewlett-Packard Financial Services Company

-Hewlett-Packard World Trade, Inc.

-HPDirect Inc.

-Compaq Computer Caribbean, Inc.

-Compaq Latin America Corporation

-HPQ Holdings, LLC

-Indigo America, Inc.

VENEZUELA

-Hewlett-Packard de Venezuela C.C.A.

VIETNAM

-Hewlett-Packard Vietnam Ltd.

YUGOSLAVIA

-Hewlett-Packard d.o.o Beograd

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  Exhibit 21
Subsidiaries of Hewlett-Packard Company